UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2016

Sarepta Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14895	93-0797222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street

Suite 415

Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 274-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 8, 2016, Sarepta Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and Robert W. Baird & Co. Incorporated, as the underwriters named therein (collectively, the “Underwriters”), relating to the offering (the “Offering”) of 2,102,000 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at a price of $17.84 per share (the “Offering Price”). The net proceeds to the Company from the sale of the Common Stock, after deducting the underwriting discounts and commissions and other estimated offering expenses payable by the Company, will be approximately $37.3 million. The Offering is expected to close on June 14, 2016, subject to the satisfaction of customary closing conditions.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3, as amended (File No. 333-209709) (the “Registration Statement”), including the prospectus dated February 25, 2016, as supplemented by a free writing prospectus and a prospectus supplement dated June 8, 2016.

The foregoing is only a brief description of the terms of the Underwriting Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Underwriting Agreement that is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein. The opinion of Ropes & Gray LLP relating to the validity of the shares to be issued in the Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On June 8, 2016, the Company issued a press release announcing the proposed Offering and on June 9, 2016, the Company issued a press release announcing the Offering. Copies of these press releases are attached hereto as Exhibits 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of June 8, 2016, among Sarepta Therapeutics, Inc. and Credit Suisse Securities (USA) LLC and Robert W. Baird & Co. Incorporated, as the underwriters named therein

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1)

99.1	Press release dated June 8, 2016

99.2	Press release dated June 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sarepta Therapeutics, Inc.

By:	/s/ Edward M. Kaye, M.D.
Edward M. Kaye, M.D. Interim Chief Executive Officer, Senior Vice President and Chief Medical Officer

Date: June 10, 2016

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of June 8, 2016, among Sarepta Therapeutics, Inc. and Credit Suisse Securities (USA) LLC and Robert W. Baird & Co. Incorporated, as the underwriters named therein

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1)

99.1	Press release dated June 8, 2016

99.2	Press release dated June 9, 2016